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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2002

IOS BRANDS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	000-21277 (Commission File Number)	13-3711271 (IRS Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, IL 60515
(Address of Principal Executive Offices, including Zip Code)

(630) 719-7800
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On March 4, 2002, IOS Brands Corporation ("IOS") and FTD.COM Inc. ("FTD.COM") jointly issued the press release, attached as an exhibit hereto and made a part hereof, announcing the signing of a definitive merger agreement. Under the terms of the merger agreement, a newly-formed indirect subsidiary of IOS that was created to effect the merger will merge with and into FTD.COM. As a result of the merger, the separate corporate existence of the newly-formed subsidiary will cease and FTD.COM, as the surviving corporation, will continue its existence. In the merger, each stockholder of FTD.COM, other than IOS and its direct or indirect wholly-owned subsidiaries, will be entitled to receive 0.26 shares of IOS Class A common stock for each outstanding share of common stock of FTD.COM owned by a stockholder at the time of the merger. At or shortly after the time of the merger, IOS intends to pay a stock dividend to IOS stockholders such that FTD.COM stockholders will hold one share of IOS Class A common stock for each share of FTD.COM common stock they own at the time of the merger. A copy of the merger agreement is attached as an exhibit hereto and made a part hereof.

        Concurrent with the execution of the merger agreement, FTD.COM and certain stockholders of IOS entered into a stockholders support agreement. In addition, in connection with the merger, IOS and certain of its stockholders will enter into a registration agreement and governance agreement. Copies of each of these agreements are attached hereto as exhibits and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits

2.1	Agreement and Plan of Merger, dated as of March 3, 2002, among IOS, Florists' Transworld Delivery, Inc., Aroma Acquisition Corp. and FTD.COM.
10.1
Stockholders Support Agreement, dated as of March 3, 2002, by and among FTD.COM, Perry Acquisition Partners, L.P., Perry Partners, L.P., Perry Partners International, Inc., Perry Principals Holdings, LLC, Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., Information Partners Capital Fund, L.P., BCIP Associates, BCIP Trust Associates, L.P., Chisholm Partners II L.P., Fleet Equity Partners VII, L.P., Fleet Growth Resources III, Inc. and Randolph Street Partners.
10.2
Form of Registration Agreement by and among FTD, Inc. (f/k/a IOS Brands Corporation), Perry Acquisition Partners, L.P., Perry Partners, L.P., Perry Partners International, Inc., Perry Principals Holdings, LLC, Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., Information Partners Capital Fund, L.P., BCIP Associates, BCIP Trust Associates, L.P., Chisholm Partners II L.P., Fleet Equity Partners VII, L.P., Fleet Growth Resources III, Inc. and Randolph Street Partners.
10.3
Form of Governance Agreement by and among FTD, Inc. (f/k/a IOS Brands Corporation), Perry Acquisition Partners, L.P., Perry Partners, L.P., Perry Partners International, Inc., Perry Principals Holdings, LLC, Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., Information Partners Capital Fund, L.P., BCIP Associates, BCIP Trust Associates, L.P., Chisholm Partners II, L.P., Fleet Equity Partners VII, L.P., Fleet Growth Resources III, Inc. and Randolph Street Partners.
99.1	Joint Press Release of IOS and FTD.COM dated March 4, 2002.

SIGNATURES

        According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 5, 2002.

IOS BRANDS CORPORATION
/s/ FRANCIS C. PICCIRILLO
Date: March 5, 2002	By:	Francis C. Piccirillo
	Its:	Executive Vice President and Chief Administrative Officer (Principal financial officer and officer duly authorized to sign on behalf of registrant)

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES